                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                               NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                            /s/ Michael B. Bracy
                                            --------------------
                                            Michael B. Bracy

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                             /s/ Joe E. Chenoweth
                                             --------------------------------
                                             Joe E. Chenoweth

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                             /s/ O. Holcombe Croswell
                                             -------------------------------
                                             O. Holcombe Croswell

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                                /s/ Walter A. DeRoeck
                                                ------------------------------
                                                Walter A. DeRoeck

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                             /s/ Donald H. Flanders
                                             ---------------------------------
                                             Donald H. Flanders

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                                   /s/ James O. Fogleman
                                                   ----------------------------
                                                   James O. Fogleman

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                            /s/ John P. Gover
                                            -------------------------------
                                            John P. Gover

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                             /s/ Robert C. Hanna
                                             ------------------------------
                                             Robert C. Hanna

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                            /s/ T. Milton Honea, Jr.
                                            ---------------------------------
                                            T. Milton Honea, Jr.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                           /s/ Myra Jones
                                           ------------------------
                                           Myra Jones

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                             /s/ Sidney A. Moncrief
                                             ------------------------------
                                             Sidney A. Moncrief

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                            /s/ Larry C. Wallace
                                            -------------------------------
                                            Larry C. Wallace

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                              NORAM ENERGY CORP.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
NorAM Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelly, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-8, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 125,000 shares of the Company's Common Stock, $0.625 par value per share, pursuant to the Restricted Stock Plan For Nonemployee Directors, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                              /s/ D. W. Weir, Sr.
                                              ------------------------------
                                              D. W. Weir, Sr.